Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT
This FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of December 12, 2018 (this “Amendment”), is entered into by and among Perspecta Inc. (formerly known as Ultra SC Inc.), a Nevada corporation (the “Company”), the Guarantors listed on the signature pages hereto, MUFG Bank, Ltd., a member of MUFG, a global financial group (“MUFG”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), the Replacement Tranche A1 Lenders (as defined below), the Replacement Tranche A2 Lenders (as defined below) and the Replacement Revolving Lenders (as defined below). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to such terms in the Credit Agreement (as defined below).
W I T N E S S E T H:
WHEREAS, pursuant to the Credit Agreement, dated as of May 31, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; and the Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”), among the Company, the Guarantors party thereto, the Lenders party thereto, the Administrative Agent, MUFG Union Bank, N.A., as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent”), and the other Persons party thereto, the Lenders named therein have extended certain credit facilities to the Company.
WHEREAS, the Company has requested that MUFG Bank, Ltd., Merrill Lynch, Pierce, Fenner & Smith Incorporated (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Amendment), JPMorgan Chase Bank, N.A., Mizuho Bank, Ltd. and RBC Capital Markets RBC Capital Markets is a brand name for the capital markets activities of Royal Bank of Canada and its affiliates., as joint lead arrangers and joint bookrunners (collectively, the “Lead Arrangers”), arrange (i) (x) Replacement Advances in an aggregate principal amount of $322,000,000 (the “Replacement Tranche A1 Advances”) pursuant to Section 9.01 of the Credit Agreement, the proceeds of which will be used to make a voluntary prepayment in full of the balance of the aggregate principal amount of the existing Tranche A1 Advances outstanding immediately prior to the Amendment Effective Date (the “Existing Tranche A1 Advances”) or (y) upon the Company’s election of the Replacement Lender Option (as defined below), an amendment to the Credit Agreement pursuant to which each of the Tranche A1 Lenders party to the Credit Agreement immediately prior to giving effect to the Amendment (but, for the avoidance of doubt, after giving effect to any replacement of First Amendment Non-Consenting Tranche A1 Lenders (as defined below) pursuant to Section 14 hereof) (each, a “Replacement Tranche A1 Lender” and collectively, the “Replacement Tranche A1 Lenders”) agrees to reduce the Applicable Margin with respect to the Tranche A1 Advances, (ii) (x) Replacement Advances in an aggregate principal amount of $1,608,375,000 (the “Replacement Tranche A2 Advances”) pursuant to Section 9.01 of the Credit Agreement, the proceeds of which will be used to make a voluntary prepayment in full of the balance of the aggregate principal amount of the existing Tranche A2 Advances outstanding immediately prior to the Amendment Effective Date (the “Existing Tranche A2 Advances”) or (y) upon the Company’s election of the Replacement Lender Option, an amendment to the Credit Agreement pursuant to which each of the Tranche A2 Lenders party to the Credit Agreement immediately prior to giving effect to the Amendment (but, for the avoidance of doubt, after giving effect to any replacement of First Amendment Non-Consenting Tranche A2 Lenders (as defined below) pursuant to Section 14 hereof) (each, a “Replacement Tranche A2 Lender” and collectively, the “Replacement Tranche A2 Lenders”) agrees to reduce the Applicable Margin with respect to the Tranche A2 Advances and (iii) (x) Replacement Commitments in an aggregate principal amount of $600,000,000 (the “Replacement Revolving Commitments”) pursuant to Section 9.01 of the Credit Agreement, which will be used to replace the existing Revolving Commitments outstanding immediately prior to the Amendment Effective Date (the “Existing Revolving Commitments”) or (y) upon the Company’s election of the Replacement Lender Option, an amendment to the Credit Agreement pursuant to which each of the Revolving Lenders party to the Credit Agreement immediately prior to giving effect to the Amendment (but, for the avoidance of doubt, after giving effect to any replacement of First Amendment Non-Consenting Revolving Lenders (as defined below) pursuant to Section 14 hereof) (each, a “Replacement Revolving Lender” and collectively, the “Replacement Revolving Lenders”) agrees to reduce the Applicable Margin with respect to Revolving Loan Advances.
WHEREAS, each institution listed on Schedule I hereto as a Replacement Tranche A1 Lender (i) has agreed, on the terms and conditions set forth herein and in the Credit Agreement, to reduce the Applicable Margin as set forth in the Amended Credit Agreement with respect to its Existing Tranche A1 Advances in the amount set forth opposite its name under the heading “Replacement Tranche A1 Commitment” on Schedule I hereto (the “Replacement Tranche A1 Commitment”) and (ii) by executing a signature page to this Amendment, approves of the amendments to the Credit Agreement pursuant to Section 3 hereof.
WHEREAS, each institution listed on Schedule II hereto as a Replacement Tranche A2 Lender (i) has agreed, on the terms and conditions set forth herein and in the Credit Agreement, to reduce the Applicable Margin as set forth in the Amended Credit Agreement with respect to its Existing Tranche A2 Advances in the amount set forth opposite its name under the heading “Replacement Tranche A2 Commitment” on Schedule II hereto (the “Replacement Tranche A2 Commitment”) and (ii) by executing a signature page to this Amendment, approves of the amendments to the Credit Agreement pursuant to Section 3 hereof.
WHEREAS, each institution listed on Schedule III hereto as a Replacement Revolving Lender (i) has agreed, on the terms and conditions set forth herein and in the Credit Agreement, to reduce the Applicable Margin as set forth in the Amended Credit Agreement with respect to its Existing Revolving Commitment in the amount set forth opposite its name under the heading “Replacement Revolving Commitment” on Schedule III hereto (the “Replacement Revolving Commitment”) and (ii) by executing a signature page to this Amendment, approves of the amendments to the Credit Agreement pursuant to Section 3 hereof.
WHEREAS, the Company has requested that the Majority Lenders and the Administrative Agent amend certain provisions of the Credit Agreement as set forth herein, and subject to the terms and conditions hereof, the Lenders and the Administrative Agent are willing to do so.
NOW THEREFORE, in consideration of the premises, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.References. The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Amendment. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this

Agreement” and each other similar reference contained in the Credit Agreement or any other Loan Document shall, after this Amendment becomes effective, refer to the Amended Credit Agreement.

2.Refinancing Transactions. Each of the parties hereto agree as follows (this Section 2 being referred to herein as the “Refinancing Transactions”):

(a)Replacement Tranche A1 Advances.

(i)Subject to the terms and conditions set forth herein, each Replacement Tranche A1 Lender agrees to make Replacement Tranche A1 Advances to the Company on the Amendment Effective Date in a principal amount not to exceed its Replacement Tranche A1 Commitment. Unless previously terminated, the Replacement Tranche A1 Commitments shall terminate at 5:00 p.m., New York City time, on the Amendment Effective Date.

(ii)Commencing on the Amendment Effective Date, for all purposes under the Amended Credit Agreement and the other Loan Documents, (i) the Replacement Tranche A1 Advances shall be “Tranche A1 Advances” and (ii) each Replacement Tranche A1 Lender shall be a “Tranche A1 Lender” with outstanding “Tranche A1 Advances” under the Amended Credit Agreement.

(b)Replacement Tranche A2 Advances.

(i)Subject to the terms and conditions set forth herein, each Replacement Tranche A2 Lender agrees to make Replacement Tranche A2 Advances to the Company on the Amendment Effective Date in a principal amount not to exceed its Replacement Tranche A2 Commitment. Unless previously terminated, the Replacement Tranche A2 Commitments shall terminate at 5:00 p.m., New York City time, on the Amendment Effective Date.

(ii)Commencing on the Amendment Effective Date, for all purposes under the Amended Credit Agreement and the other Loan Documents, (i) the Replacement Tranche A2 Advances shall be “Tranche A2 Advances” and (ii) each Replacement Tranche A2 Lender shall be a “Tranche A2 Lender” with outstanding “Tranche A2 Advances” under the Amended Credit Agreement.

(c)Replacement Revolving Commitments.

(i)Subject to the terms and conditions set forth herein, each Replacement Revolving Lender agrees to provide the Replacement Revolving Commitments to the Company on the Amendment Effective Date in a principal amount not to exceed its Replacement Revolving Commitment as set forth opposite its name under the heading “Replacement Revolving Commitment” on Schedule III hereto.

(ii)Commencing on the Amendment Effective Date, for all purposes under the Amended Credit Agreement and the other Loan Documents, (i) the Replacement Revolving Commitments shall be “Revolving Commitments” and (ii) each Replacement Revolving Lender shall be a “Revolving Lender” with outstanding “Revolving Commitments” under the Amended Credit Agreement.

(d)Replacement Lender Option. Notwithstanding anything herein to the contrary, the Refinancing Transactions may be effectuated pursuant to an amendment to the Credit Agreement with the consent of all affected Lenders (it being understood and agreed that any Non-Consenting Lenders in respect of such amendment shall be replaced by Lenders that have agreed to consent to such amendment pursuant to Section 2.17(b) of the Credit Agreement) (this Section 2(d) being referred to herein as the “Replacement Lender Option”). For the avoidance of doubt, by its signature hereto, the Company has elected the Replacement Lender Option.

3.Amendments to Credit Agreement. Effective as of the Amendment Effective Date, the Credit Agreement shall be amended to reflect the changes which are attached as Exhibit A hereto (the Credit Agreement, as so amended, the “Amended Credit Agreement”), such that on the Amendment Effective Date the terms set forth in Exhibit A hereto which appear in bold and double underlined text (inserted text) shall be added to the Credit Agreement and the terms appearing as text which is stricken (~~deleted text~~) shall be deleted from the Credit Agreement. As used in the Amended Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof”, and words of similar import shall, unless the context otherwise requires, mean, from and after the Amendment Effective Date, the Amended Credit Agreement.

4.No Other Amendments. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, the Collateral Agent or the Lenders under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents. Except for the amendments set forth herein, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect and the Company hereby ratifies and confirms its obligations thereunder. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection or continuity of the Administrative Agent’s, the Collateral Agent’s or the Lenders’ security interests in, security titles to, or other Liens on, any Collateral for the Obligations.

5.Conditions to Effectiveness. This Amendment and the amendments to the Credit Agreement contained in Section 3 hereof shall become effective as of the first date when, and only when, each of the following conditions has been met or duly waived by the Administrative Agent, Majority Lenders, the Replacement Tranche A1 Lenders, the Replacement Tranche A2 Lenders and the Replacement Revolving Lenders in writing (such date, the “Amendment Effective Date”):

(a)	the Administrative Agent shall have received:

(i)
from the Company, each Guarantor, the Majority Lenders, each Replacement Tranche A1 Lender, each Replacement Tranche A2 Lender and each Replacement Revolving Lender, either (A) a counterpart of this Amendment signed on behalf of such party or (B) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed counterpart of this Amendment) that such party has signed a counterpart of this Amendment;

(ii)
a certificate of the Secretary or an Assistant Secretary or other authorized officer of the Company and each Guarantor, dated the Amendment Effective Date, (A) either (x) certifying the names and true signatures of the officers of the Company and such Guarantor, as the case may be, authorized to sign this Amendment and any other documents to be delivered by the Company or such Guarantor hereunder or (y) certifying that there has been no change to the officers of the Company and such Guarantor, as the case may be, authorized to sign Loan Documents and any other documents to be delivered by the Company or such Guarantor since the incumbency certificate delivered on the Closing Date or the Merger Date, as the case may be, (B) either (x) attaching and certifying the correctness and completeness of the copies of the Company’s and such Guarantor’s Certificate of Incorporation and Bylaws or Certificate of Formation and Limited Liability Company Agreement or (y) certifying that there has been no change to such Certificate of Incorporation and Bylaws or Certificate of Formation and Limited Liability Company Agreement since last delivered on the Closing Date or the Merger Date, as the case may be, (C) attaching and certifying the correctness and completeness of copies of the resolutions of the Board of Directors or similar governing body of each of the Company and each Guarantor, approving the execution, delivery and performance of this Amendment, and (D) attaching a good standing certificate of the Company and each Guarantor from the state of its organization, each dated a recent date prior to the Amendment Effective Date;

(iii)
customary legal opinions of (i) Latham & Watkins LLP, New York and Delaware counsel to the Loan Parties and (ii) Woodburn and Wedge, special Nevada counsel to the Loan Parties, in each case, dated the Amendment Effective Date and consistent with the opinions provided on the Closing Date or the Merger Date, as applicable;

(iv)
a certificate signed by an authorized officer of the Company certifying that (A) the representations and warranties of the Company and the other Loan Parties set forth in Section 6 hereof and in Article IV of the Amended Credit Agreement are correct in all material respects (except those representations and warranties qualified by materiality, which shall be true and correct) on and as of the Amendment Effective Date, before and immediately after giving effect to the consummation of the Refinancing Transactions and to the application of the proceeds therefrom, as though made on and as of such date, except to the extent that any such representation or warranty expressly relates only to an earlier date, in which case they were true and correct in all material respects (except those representations qualified by materiality, which were true and correct) as of such earlier date and (B) no event has occurred and is continuing, or would result from the Refinancing Transactions or from the application of the proceeds therefrom, which constitutes an Event of Default or a Potential Event of Default;

(v)
a certificate from an authorized financial officer of the Company in the form of Exhibit H to the Credit Agreement certifying as to the solvency of the Company and its Subsidiaries on a consolidated basis after giving effect to the Refinancing Transactions; and

(vi)	the payment of all fees and expenses payable to (x) the Administrative Agent and (y) the Lead Arrangers and the other Lenders party hereto, in each case,

in connection with the execution and delivery of this Amendment, including, without limitation, to the extent invoiced at least two Business Days prior to the Amendment Effective Date, reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel to the Administrative Agent) required to be reimbursed or paid by the Company under this Amendment;

(b)
the Administrative Agent and the Lenders shall have received all documentation and other information reasonably requested with respect to the Company and any Guarantor in writing by any Lender at least 10 Business Days in advance of the Amendment Effective Date, which documentation or other information is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and the Beneficial Ownership Regulation; and

(c)
each First Amendment Non-Consenting Lender with respect to this Amendment shall have received payment of an amount equal to the outstanding principal amount of its Advances, accrued interest thereon, accrued fees and, to the extent invoiced at least two Business Days prior to the Amendment Effective Date, all other amounts payable to it under the Credit Agreement and the other Loan Documents (including pursuant to Section 9.04 of the Credit Agreement).

6.Representations and Warranties. Each Loan Party hereby represents and warrants that (i) it has taken all necessary corporate, partnership or limited liability action, as applicable, to authorize it to execute, deliver and perform its obligations under this Amendment (including under the Amended Credit Agreement) in accordance with the terms hereof and to consummate the transactions contemplated hereby, (ii) each representation and warranty made by such Loan Party hereunder or under any Loan Document is true and correct in all material respects (unless any such representation and warranty is qualified as to materiality, in which case such representation and warranty shall be true and correct in all respects, and unless such representation and warranty is made as of an earlier date, in which case such representation and warranty shall have been true and correct in all material respects as of such earlier date) as of the Amendment Effective Date, both before and after giving effect to the effectiveness of this Amendment and (iii) no Potential Event of Default or Event of Default has occurred and is continuing. This Amendment is a valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, arrangement, moratorium and other similar laws affecting creditors’ rights generally, concepts of reasonableness and the application of general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

7.Acknowledgment of Security Interests. Each Loan Party hereby acknowledges that, as of the date hereof, the security interests and liens granted to the Collateral Agent under the Credit Agreement and the other Loan Documents are in full force and effect and are enforceable in accordance with the terms of the Credit Agreement and the other Loan Documents, subject to the effect of applicable bankruptcy, insolvency, arrangement, moratorium and other similar laws affecting creditors’ rights generally, concepts of reasonableness and the application of general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

8.Reaffirmation of Guarantees and Loan Documents. Each Guarantor hereby reaffirms its guaranty of the Obligations pursuant to the Credit Agreement and hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to this Amendment. Each Loan Party hereby confirms that each Loan Document to which it is a party or is otherwise bound will continue to be in full force and effect as amended by this Amendment and, except as expressly set forth in this Amendment, all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Amendment.

9.Consent to Assignment.

(a)
For purposes of Section 9.07(b) of the Amended Credit Agreement, the Company and the Administrative Agent hereby consent to the assignment of (i) any Replacement Tranche A1 Advances held by the Replacement Tranche A1 Lenders on the Amendment Effective Date and (ii) any Replacement Tranche A2 Advances held by the Replacement Tranche A2 Lenders on the Amendment Effective Date; provided that the Company consents to such assignment only to the extent that the amount and relative assignee of each such assignment has been disclosed by the Replacement Tranche A1 Lenders or the Replacement Tranche A2 Lenders, as applicable, to, and approved by, the Company on or prior to the Amendment Effective Date.

(b)
For purposes of Section 9.07(b) of the Amended Credit Agreement, the Company and the Administrative Agent hereby consent to the assignment of any Advances or Commitments held by First Amendment Non-Consenting Lenders as of the Consent Deadline (as defined below); provided that the Company consents to such assignment only to the extent that the amount and relative assignee of each such assignment has been disclosed by the Administrative Agent to, and approved by, the Company on or prior to the Amendment Effective Date.

10.Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

11.Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.

12.Severability. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

13.Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

14.Replacement of First Amendment Non-Consenting Lenders.

(a)
The Company hereby gives notice to each Revolving Lender and the Administrative Agent that, pursuant to Section 2.17(b) of the Credit Agreement, upon receipt of signature pages to this Amendment from the Majority Lenders and the Majority Facility Lenders with respect to the Revolving Facility, if such Revolving Lender has not executed and delivered a signature page to this Amendment by December 7, 2018 (the “Consent Deadline”), the Company may, on or after the Consent Deadline, exercise its option to cause such Revolving Lender (each such Revolving Lender, a “First Amendment Non-Consenting Revolving Lender”) to assign and delegate without recourse, all of its interests, rights (other than its existing rights to payments pursuant to Section 2.10, 2.12 or 9.04 of the Credit Agreement) and obligations under the Credit Agreement to an Eligible Assignee that shall assume such obligations and become a party to this Amendment.

(b)
The Company hereby gives notice to each Tranche A1 Lender and the Administrative Agent that, pursuant to Section 2.17(b) of the Credit Agreement, upon receipt of signature pages to this Amendment from the Majority Lenders and the Majority Facility Lenders with respect to the Tranche A1 Advances, if such Tranche A1 Lender has not executed and delivered a signature page to this Amendment by the Consent Deadline, the Company may, on or after the Consent Deadline, exercise its option to cause such Tranche A1 Lender (each such Tranche A1 Lender, a “First Amendment Non-Consenting Tranche A1 Lender”) to assign and delegate without recourse, all of its interests, rights (other than its existing rights to payments pursuant to Section 2.10, 2.12 or 9.04 of the Credit Agreement) and obligations under the Credit Agreement to an Eligible Assignee that shall assume such obligations and become a party to this Amendment.

(c)
The Company hereby gives notice to each Tranche A2 Lender and the Administrative Agent that, pursuant to Section 2.17(b) of the Credit Agreement, upon receipt of signature pages to this Amendment from the Majority Lenders and the Majority Facility Lenders with respect to the Tranche A2 Advances, if such Tranche A2 Lender has not executed and delivered a signature page to this Amendment by the Consent Deadline, the Company may, on or after the Consent Deadline, exercise its option to cause such Tranche A2 Lender (each such Tranche A2 Lender, a “First Amendment Non-Consenting Tranche A2 Lender” and, together with the First Amendment Non-Consenting Revolving Lenders and the First Amendment Non-Consenting Tranche A1 Lenders, the “First Amendment Non-Consenting Lenders”) to assign and delegate without recourse, all of its interests, rights (other than its existing rights to payments pursuant to Section 2.10, 2.12 or 9.04 of the Credit Agreement) and obligations under the Credit Agreement to an Eligible Assignee that shall assume such obligations and become a party to this Amendment.

(d)
The Administrative Agent hereby waives the payment of the processing and recordation fee specified in Section 9.07(b)(iv) of the Credit Agreement with respect to each assignment by a First Amendment Non-Consenting Lender to an Eligible Assignee with respect to this Amendment.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

COMPANY:	PERSPECTA INC., as the Company
By: /s/ William Luebke
Name: William Luebke
Title: Principal Accounting Officer, Senior Vice President and Controller

[Signature Page to the First Amendment - Perspecta Repricing (2018)]

GUARANTORS:	PERSPECTA HC LLC(f/k/a Enterprise Services Plano LLC), as a Guarantor
By: /s/ William Luebke
Name: William Luebke
Title: Treasurer
PERSPECTA ENTERPRISE SOLUTIONS LLC (f/k/a Enterprise Services LLC), as a Guarantor
By: /s/ William Luebke
Name: William Luebke
Title: Treasurer
ULTRA SECOND VMS LLC, as a Guarantor
By: /s/ William Luebke
Name: William Luebke
Title: Treasurer
PERSPECTA ENGINEERING INC. (f/k/a Vencore, Inc.), as a Guarantor
By: /s/ William Luebke
Name: William Luebke
Title: Treasurer
KGS HOLDING CORP., as a Guarantor
By: /s/ William Luebke
Name: William Luebke
Title: Treasurer and Chief Financial Officer

[Signature Page to the First Amendment - Perspecta Repricing (2018)]

PERSPECTA RISK DECISIONS INC. (f/k/a KeyPoint Government Solutions, Inc.), as a Guarantor
By: /s/ William Luebke
Name: William Luebke
Title: Treasurer

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ADMINISTRATIVE AGENT:    MUFG BANK, LTD., as Administrative Agent
By: /s/ Yen Hua
Name: Yen Hua
Title: Director

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MUFG BANK, LTD.,
as a Replacement Tranche A1 Lender, Replacement Tranche A2 Lender and Replacement Revolving Lender
By: /s/ Yen Hua
Name: Yen Hua
Title: Director

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BANK OF AMERICA, N.A.
as a Replacement Tranche A1 Lender
By: /s/ Arti Dighe
Name: Arti Dighe
Title: Vice President

BANK OF AMERICA, N.A.
as a Replacement Tranche A2 Lender
By: /s/ Arti Dighe
Name: Arti Dighe
Title: Vice President
BANK OF AMERICA, N.A.
as a Replacement Revolving Lender
By: /s/ Arti Dighe
Name: Arti Dighe
Title: Vice President

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JP MORGAN CHASE BANK, N.A.,
as a Replacement Tranche A1 Lender
By: /s/ Anthony Galea
Name: Anthony Galea
Title: Executive Director
JP MORGAN CHASE BANK, N.A.,
as a Replacement Tranche A2 Lender
By: /s/ Anthony Galea
Name: Anthony Galea
Title: Executive Director
JP MORGAN CHASE BANK, N.A.,
as a Replacement Revolving Lender
By: /s/ Anthony Galea
Name: Anthony Galea
Title: Executive Director

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Mizuho Bank, Ltd.,
as a Replacement Tranche A1 Lender
By: /s/ Donna Demagistris
Name: Donna Demagistris
Title: Authorized Signatory
Mizuho Bank, Ltd.,
as a Replacement Tranche A2 Lender
By: /s/ Donna Demagistris
Name: Donna Demagistris
Title: Authorized Signatory
Mizuho Bank, Ltd.,
as a Replacement Revolving Lender
By: /s/ Donna Demagistris
Name: Donna Demagistris
Title: Authorized Signatory

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ROYAL BANK OF CANADA,
as a Replacement Tranche A1 Lender
By: /s/ Richard C. Smith
Name: Richard C. Smith
Title: Authorized Signatory
ROYAL BANK OF CANADA,
as a Replacement Tranche A2 Lender
By: /s/ Richard C. Smith
Name: Richard C. Smith
Title: Authorized Signatory
ROYAL BANK OF CANADA,
as a Replacement Revolving Lender
By: /s/ Richard C. Smith
Name: Richard C. Smith
Title: Authorized Signatory

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THE BANK OF NOVA SCOTIA,
as a Replacement Tranche A1 Lender
By: /s/ Jason Rinne
Name: Jason Rinne
Title: Director
THE BANK OF NOVA SCOTIA,
as a Replacement Tranche A2 Lender
By: /s/ Jason Rinne
Name: Jason Rinne
Title: Director
THE BANK OF NOVA SCOTIA,
as a Replacement Revolving Lender
By: /s/ Jason Rinne
Name: Jason Rinne
Title: Director

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Fifth Third Bank,
as a Replacement Tranche A1 Lender
By: /s/ Will Batchelor
Name: Will Batchelor
Title: Vice President
Fifth Third Bank,
as a Replacement Tranche A2 Lender
By: /s/ Will Batchelor
Name: Will Batchelor
Title: Vice President
Fifth Third Bank,
as a Replacement Revolving Lender
By: /s/ Will Batchelor
Name: Will Batchelor
Title: Vice President

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PNC BANK, NATIONAL ASSOCIATION,
as a Replacement Tranche A1 Lender
By: /s/ Eric H. Williams
Name: Eric H. Williams
Title: Vice President
PNC BANK, NATIONAL ASSOCIATION,
as a Replacement Tranche A2 Lender
By: /s/ Eric H. Williams
Name: Eric H. Williams
Title: Vice President
PNC BANK, NATIONAL ASSOCIATION,
as a Replacement Revolving Lender
By: /s/ Eric H. Williams
Name: Eric H. Williams
Title: Vice President

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TD BANK, N.A.,
as a Replacement Tranche A1 Lender
By: /s/ Mark Hogan
Name: Mark Hogan
Title: Senior Vice President
TD BANK, N.A.,
as a Replacement Tranche A2 Lender
By: /s/ Mark Hogan
Name: Mark Hogan
Title: Senior Vice President
TD BANK, N.A.,
as a Replacement Revolving Lender
By: /s/ Mark Hogan
Name: Mark Hogan
Title: Senior Vice President

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Wells Fargo Bank, National Association,
as a Replacement Tranche A1 Lender
By: /s/ Mark B. Felker
Name: Mark B. Felker
Title: Managing Director
Wells Fargo Bank, National Association,
as a Replacement Tranche A2 Lender
By: /s/ Mark B. Felker
Name: Mark B. Felker
Title: Managing Director
Wells Fargo Bank, National Association,
as a Replacement Revolving Lender
By: /s/ Mark B. Felker
Name: Mark B. Felker
Title: Managing Director

[Signature Page to the First Amendment - Perspecta Repricing (2018)]

REGIONS BANK,
as a Replacement Tranche A1 Lender
By: /s/ Stowe Query
Name: Stowe Query
Title: Vice President
REGIONS BANK,
as a Replacement Tranche A2 Lender
By: /s/ Stowe Query
Name: Stowe Query
Title: Vice President
REGIONS BANK,
as a Replacement Revolving Lender
By: /s/ Stowe Query
Name: Stowe Query
Title: Vice President

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U.S. BANK NATIONAL ASSOCIATION,
as a Replacement Tranche A1 Lender
By: /s/ Brian Seipke
Name: BRIAN SEIPKE
Title: SENIOR VICE PRESIDENT
U.S. BANK NATIONAL ASSOCIATION,
as a Replacement Tranche A2 Lender
By: /s/ Brian Seipke
Name: BRIAN SEIPKE
Title: SENIOR VICE PRESIDENT
U.S. BANK NATIONAL ASSOCIATION,
as a Replacement Revolving Lender
By: /s/ Brian Seipke
Name: BRIAN SEIPKE
Title: SENIOR VICE PRESIDENT

[Signature Page to the First Amendment - Perspecta Repricing (2018)]

CAPITAL ONE NATIONAL ASSOCIATION,
as a Replacement Tranche A1 Lender
By: /s/ Joseph C. Costa
Name: Joseph C. Costa
Title: Senior Vice President
CAPITAL ONE NATIONAL ASSOCIATION,
as a Replacement Tranche A2 Lender
By: /s/ Joseph C. Costa
Name: Joseph C. Costa
Title: Senior Vice President
CAPITAL ONE NATIONAL ASSOCIATION,
as a Replacement Revolving Lender
By: /s/ Joseph C. Costa
Name: Joseph C. Costa
Title: Senior Vice President

[Signature Page to the First Amendment - Perspecta Repricing (2018)]

FIRST NATIONAL BANK OF PENNSYLVANIA
as a Replacement Tranche A1 Lender
By: /s/ Douglas T. Brown
Name: Douglas T. Brown
Title: Senior Vice President
FIRST NATIONAL BANK OF PENNSYLVANIA
as a Replacement Tranche A2 Lender
By: /s/ Douglas T. Brown
Name: Douglas T. Brown
Title: Senior Vice President

[Signature Page to the First Amendment - Perspecta Repricing (2018)]

Apollo/Palmetto Short-Maturity Loan Portfolio, L.P.
as a Replacement Tranche A1 Lender
BY: Apollo Credit Advisors III, L.P.,
its general partner
By: /s/ Connie Yen
Name: Connie Yen
Title: Vice President
for Lenders requiring two signature blocks
By:
Name:
Title:

[Signature Page to the First Amendment - Perspecta Repricing (2018)]

Octagon Investment Partners XX, Ltd
By: Octagon Credit Investors, LLC
as Portfolio Manager
as a Replacement Tranche A1 Lender
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration
[for Lenders requiring two signature blocks],
By:
Name:
Title:

[Signature Page to the First Amendment - Perspecta Repricing (2018)]

SANTANDER BANK, N.A.,
as a Replacement Tranche A2 Lender
By: /s/ Irv Roa
Name: Irv Roa
Title: Senior Vice President
SANTANDER BANK, N.A.,
as a Replacement Revolving Lender
By: /s/ Irv Roa
Name: Irv Roa
Title: Senior Vice President

[Signature Page to the First Amendment - Perspecta Repricing (2018)]

CITIZENS BANK, N.A.,
as a Replacement Tranche A2 Lender
By: /s/ Tracy Van Riper
Name: Tracy Van Riper
Title: Senior Vice President
CITIZENS BANK, N.A.,
as a Replacement Revolving Lender
By: /s/ Tracy Van Riper
Name: Tracy Van Riper
Title: Senior Vice President

[Signature Page to the First Amendment - Perspecta Repricing (2018)]

State Bank of India, New York Branch
as a Replacement Tranche A2 Lender
By: /s/ Niraj Kumar Panda
Name: Niraj Kumar Panda
Title: VP & Head
(Credit management Cell)

[Signature Page to the First Amendment - Perspecta Repricing (2018)]

Bayerische Landesbank, New York Branch
as a Replacement Tranche A2 Lender
By: /s/ Matthew DeCarlo
Name: Matthew DeCarlo
Title: Senior Director
By: /s/ Gina Sandella
Name: Gina Sandella
Title: Vice President

[Signature Page to the First Amendment - Perspecta Repricing (2018)]

People's United Bank, National Association
as a Replacement Tranche A2 Lender
By: /s/ James Riley
Name: James Riley
Title: Senior Vice President

[Signature Page to the First Amendment - Perspecta Repricing (2018)]

Bank of China, New York Branch, as a
Replacement Tranche A2 Lender
By: /s/ Raymond Qiao
Name: Raymond Qiao
Title: EVP

[Signature Page to the First Amendment - Perspecta Repricing (2018)]

UNITED BANK,
as a Replacement Tranche A2 Lender
By: /s/ Edward J. Goedecke
Name: Edward J. Goedecke
Title: Senior Vice President

[Signature Page to the First Amendment - Perspecta Repricing (2018)]

GOLDMAN SACHS BANK USA,
as a Replacement Tranche A2 Lender
By: /s/ David Gaskell
Name: David Gaskell
Title: Authorized Signatory
GOLDMAN SACHS BANK USA,
as a Replacement Revolving Lender
By: /s/ David Gaskell
Name: David Gaskell
Title: Authorized Signatory

[Signature Page to the First Amendment - Perspecta Repricing (2018)]

Apple Bank for Savings
as a Replacement Tranche A2 Lender
By: /s/ Douglas L. Van Horne
Name: Douglas L. Van Horne
Title: Senior Vice President
Chief Investment Officer

[Signature Page to the First Amendment - Perspecta Repricing (2018)]

STIFEL BANK & TRUST,
as a Replacement Tranche A2 Lender
By: /s/ Nathan L. Yocum
Name: Nathan L. Yocum
Title: Vice President

[Signature Page to the First Amendment - Perspecta Repricing (2018)]

Bank of Taiwan, New York Branch,
as a Replacement Tranche A2 Lender
By: /s/ Yue-Li Shih
Name: Yue-Li Shih
Title: SVP & General Manager
[for Lenders requiring two signature blocks],
By:
Name:
Title:

[Signature Page to the First Amendment - Perspecta Repricing (2018)]

TAIWAN COOPERATIVE BANK,
SEATTLE BRANCH
as a Replacement Tranche A2 Lender
By: /s/ Yueh-Ching Lin
Name: Yueh-Ching Lin
Title: VP & General Manager

[Signature Page to the First Amendment - Perspecta Repricing (2018)]

ASSIGNEE

CHANG HWA COMMERCIA BANK,
LTD., NEW YORK BRANCH
By: /s/ Jerry C.S. Liu
Name: Jerry C.S. Liu
Title:    V.P. & General Manager

[Signature Page to the First Amendment - Perspecta Repricing (2018)]

Credit Industriel et Commercial, New York Branch
as a Replacement Tranche A2 Lender
By: /s/ Clifford Abramsky
Name: Clifford Abramsky
Title: Managing Director
By: /s/ Marcus Edward
Name: Marcus Edward
Title: Managing Director

[Signature Page to the First Amendment - Perspecta Repricing (2018)]

Hua Nan Commercial Bank, Ltd., Los Angeles
Branch,
as a Replacement Tranche A2 Lender
By: /s/ Hsu, Tau-Yuh
Name: HSU, TAU-YUH
Title: VP & General Manager
[for Lenders requiring two signature blocks],
By:
Name:
Title:

[Signature Page to the First Amendment - Perspecta Repricing (2018)]

Mega International Commercial Bank Co., Ltd., New York Branch,
as a Replacement Tranche A2 Lender
By: /s/ Pi-Kai Liu
Name: Pi-Kai Liu
Title: AVP

[Signature Page to the First Amendment - Perspecta Repricing (2018)]

BANCO DE SABADELL, S.A., MIAMI BRANCH,
as a Replacement Tranche A2 Lender
By: /s/ Enrique Castillo
Name: Enrique Castillo
Title: Head of Corporate Banking

[Signature Page to the First Amendment - Perspecta Repricing (2018)]

Taiwan Business Bank, Ltd., New York Branch,
as a Replacement Tranche A2 Lender
By: /s/ Sandy Chen
Name: Sandy Chen
Title: General Manager

[Signature Page to the First Amendment - Perspecta Repricing (2018)]

Land Bank of Taiwan, New York Branch,
as a Replacement Tranche A2 Lender
By: /s/ Arthur Chen
Name: Arthur Chen
Title: General Manager

[Signature Page to the First Amendment - Perspecta Repricing (2018)]

CATHAY BANK,
as a Replacement Tranche A2 Lender
By: /s/ Nancy A. Moore
Name: Nancy A. Moore
Title: Senior Vice President
[for Lenders requiring two signature blocks],
By:N/A
Name:
Title:

[Signature Page to the First Amendment - Perspecta Repricing (2018)]

FirstBank Puerto Rico d/b/a FirstBank Florida,
as a Replacement Tranche A2 Lender
By: /s/ Jose M. Lacasa
Name: Jose M. Lacasa
Title: SVP, Corporate Banking
By: /s/ Kevin P. Flynn
Name: Kevin P. Flynn
Title: VP, Corporate Banking

[Signature Page to the First Amendment - Perspecta Repricing (2018)]

Silvermore CLO, LTD.,
as a Replacement Tranche 2 Lender
By: /s/ Richard F. Kurth
Name:    Richard F. Kurth
Title:    Managing Director
Silvermine Capital Management, LLC
[for Lenders requiring two signature blocks],
By:
Name:
Title:

[Signature Page to the First Amendment - Perspecta Repricing (2018)]

Hull St. CLO, LTD
as a Replacement Tranche 2 Lender
By: /s/ Scott D'Orsi
Name: Scott D'Orsi
Title: Portfolio Manager
[for Lenders requiring two signature blocks],
By:
Name:
Title:

[Signature Page to the First Amendment - Perspecta Repricing (2018)]

BARCLAYS BANK PLC,
as a Replacement Revolving Lender
By: /s/ Jake Lam
Name: Jake Lam
Title: Assistant Vice President

[Signature Page to the First Amendment - Perspecta Repricing (2018)]

SCHEDULE I
Replacement Tranche A1 Commitment

Replacement Tranche A1 Lender	Replacement Tranche A1 Commitment
MUFG Bank, Ltd.	$25,000,000.00
Bank of America, N.A.	$25,000,000.00
JPMorgan Chase Bank, N.A.	$25,000,000.00
Mizuho Bank, Ltd	$25,000,000.00
Royal Bank of Canada	$25,000,000.00
The Bank of Nova Scotia	$23,500,000.00
Fifth Third Bank	$23,500,000.00
PNC Bank, National Association	$23,500,000.00
TD Bank, N.A.	$23,500,000.00
Wells Fargo, National Association	$22,199,200.00
Regions Bank	$20,000,000.00
U.S. Bank National Association	$20,000,000.00
Capital One National Association	$18,500,000.00
First National Bank of Pennsylvannia	$10,681,200.00
Apollo/Palmetto Short-Maturity Loan Portfolio, L.P.	$8,638,800.00
Octagon Investment Partners XX, Ltd	$2,980,800.00
Total	$322,000,000

SCHEDULE II
Replacement Tranche A2 Commitment

Replacement Tranche A2 Lender	Replacement Tranche A2 Commitment
MUFG Bank, Ltd.	$106,250,000.00
Bank of America, N.A.	$106,250,000.00
JPMorgan Chase Bank, N.A.	$100,000,000.00
Mizuho Bank, Ltd	$100,000,000.00
Royal Bank of Canada	$100,000,000.00
Santander Bank, N.A.	$90,166,477.27
Wells Fargo, National Association	$72,800,800.00
Citizens Bank, N.A.	$72,500,000.00
The Bank of Nova Scotia	$71,500,000.00
Fifth Third Bank	$71,500,000.00
PNC Bank, National Association	$71,500,000.00
TD Bank, N.A.	$71,500,000.00
State Bank of India, New York Branch	$68,234,090.91
Bayerische Landesbank, New York Branch	$60,000,000.00
Capital One National Association	$54,000,000.00
Regions Bank	$52,500,000.00
U.S. Bank National Association	$52,500,000.00
First National Bank of Pennsylvannia	$34,725,993.16
People's United Bank, National Association	$34,117,045.45
Bank of China, New York Branch	$29,243,181.82
United Bank	$26,806,250.00
Goldman Sachs Bank USA	$24,369,318.18
Apple Bank For Savings	$24,369,318.18
Stifel Bank & Trust	$14,621,590.91
Bank of Taiwan, New York Branch	$11,697,272.73
Taiwan Cooperative Bank, Seattle Branch	$11,697,272.73
Chang Hwa Commerica Bank, Ltd., New York Branch	$10,000,000.00
Credit Industriel Et Commericial - New York Branch	$9,747,727.27
Hua Nan Commercial Bank, Ltd., Los Angeles Branch	$9,747,727.27
Mega International Commericial Bank Co, Ltd., New York Branch	$9,747,727.27
Banco De Sabadell, S.A., Miami Branch	$9,747,727.27
Taiwan Business Bank, Ltd., New York Branch	$7,798,181.82
Land Bank of Taiwan, New York Branch	$6,823,409.09
Cathay Bank	$3,899,090.91
FirstBank Puerto Rico	$3,899,090.91
Silvermore CLO Ltd.	$2,166,161.40
Hull Street CLO, Ltd.	$1,949,545.45
Total	$1,608,375,000

SCHEDULE III
Replacement Revolving Commitment

Replacement Revolving Lender	Replacement Revolving Commitment
MUFG Bank, Ltd.	$67,500,000.00
Bank of America, N.A.	$67,500,000.00
JPMorgan Chase Bank, N.A.	$55,000,000.00
Mizuho Bank, Ltd	$55,000,000.00
Royal Bank of Canada	$55,000,000.00
The Bank of Nova Scotia	$30,000,000.00
Fifth Third Bank	$30,000,000.00
PNC Bank, National Association	$30,000,000.00
TD Bank, N.A.	$30,000,000.00
Wells Fargo, National Association	$30,000,000.00
Barclays Bank PLC	$30,000,000.00
Santander Bank, N.A.	$20,000,000.00
Citizens Bank, N.A.	$20,000,000.00
Capital One National Association	$20,000,000.00
Regions Bank	$20,000,000.00
U.S. Bank National Association	$20,000,000.00
Goldman Sachs Bank USA	$20,000,000.00
Total	$600,000,000

EXHIBIT A
Amendments to Credit Agreement
[See attached]

EXECUTION VERSION
EXHIBIT A
TO FIRST AMENDMENT

$~~3,100,000,000~~3,029,125,000

CREDIT AGREEMENT

Dated as of May 31, 2018

(as amended by the First Amendment to Credit Agreement dated as of December 12, 2018)

among

PERSPECTA INC.
(formerly known as Ultra SC Inc.) as the Company
THE GUARANTORS REFERRED TO HEREIN THE LENDERS REFERRED TO HEREIN
as Lenders

MUFG BANK, LTD.
as Administrative Agent

MUFG UNION BANK, N.A.
as Collateral Agent

BANK OF AMERICA, N.A.
as Syndication Agent

JPMORGAN CHASE BANK, N.A., MIZUHO BANK, LTD.
and
ROYAL BANK OF CANADA
as Co-Documentation Agents and
MUFG BANK, LTD.,
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, JPMORGAN CHASE BANK, N.A.,
MIZUHO BANK, LTD.,
and
RBC CAPITAL MARKETS1,
as Arrangers

1 RBC Capital Markets is a brand name for the capital markets activities of Royal Bank of Canada and its affiliates.

Table of Contents
Page
ARTICLE I DEFINITIONS AND ACCOUNTING TERMS    1
Section 1.01    Certain Defined Terms    1
Section 1.02    [Reserved]    ~~54~~55
Section 1.03    Other Interpretive Provisions    ~~54~~55
Section 1.04    Accounting Terms    ~~56~~57
Section 1.05    Divisions    58

ARTICLE II AMOUNTS AND TERMS OF THE ADVANCES    ~~57~~58
Section 2.01    The Advances    ~~57~~58
Section 2.02    Making the Advances    ~~60~~61
Section 2.03    [Reserved]    ~~64~~66
Section 2.04    Fees    ~~64~~66
Section 2.05    Optional and Mandatory Reduction of the Commitments    ~~65~~66
Section 2.06    Repayment and Prepayment of Advances    ~~66~~67
Section 2.07    Interest on Advances    ~~79~~80
Section 2.08    Interest Rate Determination    ~~80~~81
Section 2.09    Voluntary Conversion or Continuation of Advances    ~~80~~81
Section 2.10    Increased Costs    ~~81~~82
Section 2.11    Payments and Computations    ~~82~~83
Section 2.12    Taxes    ~~83~~84
Section 2.13    Sharing of Payments, Etc.    ~~87~~88
Section 2.14    Evidence of Debt    ~~88~~89
Section 2.15    Use of Proceeds    ~~88~~89
Section 2.16    Extension of the Maturity Date    ~~89~~90
Section 2.17    Mitigation Obligations; Replacement of Lenders; Non-Ratable
Termination of Commitments and Prepayments of
Certain Lenders    ~~91~~92
Section 2.18    Defaulting Lenders    ~~93~~94
Section 2.19    Special Purpose Funding Vehicles    ~~95~~96
Section 2.20    Incremental Commitments    ~~95~~96

ARTICLE III CONDITIONS OF LENDING    ~~101~~102
Section 3.01    Conditions Precedent to Closing Date    ~~101~~102

Section 3.02    Conditions Precedent to Merger Date    ~~103~~104
Section 3.03    Conditions Precedent to Each Borrowing    ~~106~~107

ARTICLE IV REPRESENTATIONS AND WARRANTIES    ~~107~~108
Section 4.01    Representations and Warranties of the Company and the
Guarantors    ~~107~~108

ARTICLE V COVENANTS    ~~111~~113
Section 5.01    Affirmative Covenants of the Loan Parties    ~~111~~113
Section 5.02    Negative Covenants of the Loan Parties    ~~117~~119

ARTICLE VI EVENTS OF DEFAULT    ~~129~~130
Section 6.01    Events of Default    ~~129~~130
Section 6.02    Application of Funds    ~~132~~134

ARTICLE VII GUARANTY    ~~133~~134
Section 7.01    Unconditional Guaranty    ~~133~~134
Section 7.02    Guaranty Absolute    ~~134~~135
Section 7.03    Waivers and Acknowledgments    ~~136~~137
Section 7.04    Subrogation    ~~136~~138
Section 7.05    Continuing Guaranty; Assignments    ~~137~~139
Section 7.06    Limitation on Obligations of Guarantors    ~~138~~139
Section 7.07    Subordination of the Other Obligations    ~~138~~140
Section 7.08    Financial Condition of the Company and the Guarantors    ~~138~~140
Section 7.09    Reinstatement    ~~138~~140
Section 7.10    Keepwell    ~~139~~140
Section 7.11    Guarantees of Secured Hedge Obligations    ~~139~~141

ARTICLE VIII THE AGENTS    ~~139~~141
Section 8.01    Appointment and Authority    ~~139~~141
Section 8.02    Rights as a Lender    ~~141~~142
Section 8.03    Exculpatory Provisions    ~~141~~142
Section 8.04    Reliance by Agents    ~~142~~143
Section 8.05    Indemnification    ~~142~~144
Section 8.06    Resignation of Any Agent    ~~143~~144
Section 8.07    Delegation of Duties    ~~145~~146
Section 8.08    Non-Reliance on Any Agent and Other Lenders    ~~145~~146
Section 8.09    Other Agents    ~~145~~146

ARTICLE IX MISCELLANEOUS    ~~145~~146
Section 9.01    Amendments, Etc.    ~~145~~146
Section 9.02    Notices, Etc.    ~~148~~149
Section 9.03    No Waiver; Remedies    ~~150~~152
Section 9.04    Costs, Expenses and Indemnification    ~~151~~152
Section 9.05    Right of Set-off    ~~152~~153
Section 9.06    Binding Effect    ~~153~~154
Section 9.07    Assignments and Participations    ~~153~~154
Section 9.08    Release of Liens and Guarantee    ~~158~~159
Section 9.09    Governing Law    ~~158~~159
Section 9.10    Execution in Counterparts    ~~159~~160
Section 9.11    Consent to Jurisdiction; Waiver of Immunities    ~~159~~160
Section 9.12    [Reserved]    ~~159~~160
Section 9.13    Waiver of Trial by Jury    ~~159~~160
Section 9.14    [Reserved]    ~~160~~161
Section 9.15    Survival of Certain Provisions    ~~160~~161
Section 9.16    Severability    ~~160~~161
Section 9.17    Headings    ~~160~~161
Section 9.18    USA PATRIOT Act Notice    ~~160~~161
Section 9.19    Confidentiality    ~~160~~161
Section 9.20    No Fiduciary Duty    ~~161~~162
Section 9.21    Acknowledgement and Consent to Bail-In of EEA Financial
Institutions    ~~162~~163
Section 9.22    Certain ERISA Matters    ~~162~~163

iii

rate per annum derived by dividing (x) the sum of the applicable Daily Margins for each of the days included in such period by (y) the number of days included in such period; provided that for the period commencing on the ~~Closing~~First Amendment Effective Date and ending on the date that the Company delivers the first compliance certificate pursuant to Section 5.01(b)(iii) together with the applicable financial statements pursuant to Section 5.01(b)(i) or Section 5.01(b)(ii), as applicable, following the ~~Closing~~First Amendment Effective Date, the Applicable Margin with respect to Revolving Loan Advances, Tranche A1 Advance and Tranche A2 Advances shall be set to the level corresponding to the higher of (x) the applicable level based on the Company’s Consolidated Total Net Leverage Ratio and (y) Level III and (ii) with respect to Term Loan B Advances, (x) 1.25%, in the case of Base Rate Advances and (y) 2.25%, in the case of Eurocurrency Rate Advances.

“Appropriate Lender” means, at any time, with respect to any Class of Borrowing, a Lender that has a Commitment or holds an Advance with respect to such Class at such time.

“Approved Fund” means any fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Arrangers” means MUFG Bank, Ltd., Merrill Lynch, Pierce, Fenner & Smith Incorporated (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Agreement), JPMorgan Chase Bank, N.A., Mizuho Bank, Ltd. and RBC Capital Markets2.

“Assignment and Assumption” means (a) in the case of an assignment pursuant to Section 9.07(b)(viii), a Company Assignment and Assumption, and (b) in the case of any other assignment, an assignment and assumption entered into by a Lender and an Eligible Assignee, and accepted by the Administrative Agent, in substantially the form of Exhibit B-1 hereto.

“Auction Agent” means (a) the Administrative Agent or (b) any other financial institution or advisor employed by the Company (whether or not an Affiliate of the Administrative Agent) to act as an arranger in connection with any Discounted Term Advance Prepayment pursuant to Section 2.06(c)(iii); provided that the Company shall not designate the Administrative Agent as the Auction Agent without the written consent of the Administrative Agent (it being understood that the Administrative Agent shall not be under any obligation to agree to act as the Auction Agent); provided, further, that neither the Company nor any of its Affiliates may act as the Auction Agent.

“Available Amount” means, at any time (the “Available Amount Reference Time”), an amount equal to the sum of:

2 RBC Capital Markets is a brand name for the capital markets activities of Royal Bank of Canada and its affiliates.

or expense by the time or times at which it would otherwise be required to be accomplished by this Agreement or the Collateral Documents.

“Collateral Documents” means the Collateral Agreement, the Mortgages and each other security agreement or pledge agreement executed and delivered pursuant to the Collateral and Guarantee Requirement, Section 5.01(h) or Section 5.01(i) to secure any of the Secured Obligations.

“Commitment” means a Revolving Commitment, a Swing Line Commitment, a Tranche A1 Commitment, a Tranche A2 Commitment, a Term Loan B Commitment or an Incremental Commitment.

“Commitment Fee Rate” means, for any date of determination, the rate per annum set forth in the table below that corresponds to the Level applicable to the Company for such date as set forth below for such date of determination:

Commitment Fee Rate

Level 1	~~0.20~~0.15%
Level 2	~~0.25~~0.20%
Level 3	~~0.30~~0.25%
Level 4	~~0.35~~0.30%
Level 5	~~0.40~~0.35%

For the avoidance of doubt, at any time prior to the First Amendment Effective Date, the Commitment Fee Rate shall be determined in accordance with the Original Credit Agreement.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. §1 et. seq.), as amended from time to time and any successor statute.

“Communications” has the meaning set forth in Section 9.02(g(ii).
“Company” has the meaning set forth in the recital of parties.

“Company Assignment and Assumption” means an assignment and assumption entered into by a Lender and the Company, and accepted by the Administrative Agent, in substantially the form of Exhibit B-2 hereto.

“Company Offer of Specified Discount Prepayment” means the offer by any Company Party to make a voluntary prepayment of Term Advances at a Specified Discount to par pursuant to Section 2.06(c)(iii)(B).

“Company Parties” means the collective reference to the Company and its Restricted Subsidiaries and “Company Party” means any one of them.

“Company Solicitation of Discount Range Prepayment Offers” means the solicitation by any Company Party of offers for, and the corresponding acceptance by a the property that was subject to such Liens prior to such replacement, extension or renewal.

“Daily Margin” means, for any date of determination, the interest rate per annum set forth in the table below that corresponds to (i) the Level applicable to the Company for such date of determination and (ii) the Class and Type of Advance:

	Daily Margin		Daily Margin for	Daily Margin for
	for Tranche		Revolving Loan	Revolving Loan
	A1 Advances	Daily Margin	Advances and	Advances and
	that are	for Tranche A1	Tranche A2	Tranche A2
	Eurocurrency	Advances that	Advances that are	Advances that
	Rate	are Base Rate	Eurocurrency Rate	are Base Rate
	Advances	Advances	Advances	Advances
Level 1	0.875%	0.000%	1.000%	0.000%
Level ~~1~~2	1.125%	0.125%	1.250%	0.250%
Level ~~2~~3	1.375%	0.375%	1.500%	0.500%
Level ~~3~~4	1.625%	0.625%	1.750%	0.750%
Level ~~4~~5	1.875%	0.875%	2.000%	1.000%
Level 5	2.125%	1.125%	2.250%	1.250%
For the avoidance of doubt, at any time prior to the First Amendment Effective Date, the Daily Margin shall be determined in accordance with the Original Credit Agreement.

“Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws of the United States of America or other applicable jurisdictions from time to time in effect.

“Declined Proceeds” has the meaning set forth in Section 2.06(b)(ii)(D).

“Defaulting Lender” means at any time, subject to Section 2.18(b), (i) any Lender that has failed for three or more Business Days to comply with its obligations under this Agreement to make an Advance, or fails to fund participations in Swing Line Advances within three Business Days of the date required to be funded, unless, in the case of any Advance, such Lender has notified the Administrative Agent and the Company in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding has not been satisfied (which conditions precedent, together with the applicable default, if any, will be specifically identified in such writing), (ii) any Lender that has notified the Administrative Agent, any Swing Line Bank or the Company in writing, or has stated publicly, that it does not intend to comply with its funding

Section 2.06(b) and voluntary prepayments of Term Advances under Section 2.06(c)) made in cash by the Company and its Restricted Subsidiaries during such fiscal year or portion, but only to the extent that the Funded Debt so prepaid by its terms cannot be reborrowed or redrawn and such prepayments do not occur in connection with a refinancing of all or any portion of such Funded Debt, (v) increases in Working Capital between the beginning of each fiscal year or portion and the end of such fiscal year or portion, (vi) cash items added back in the calculation of Consolidated EBITDA for such fiscal year or portion pursuant to clause (b)(iv), (b)(vi), (b)(vii), (b)(xii), (b)(xvi) or (b)(xvii) of the definition of “Consolidated EBITDA”, (vii) amounts added back in the calculation of Consolidated EBITDA for such fiscal year or portion pursuant to clause (b)(~~xiii~~xiv) or (b)(~~xvii~~xviii) of the definition of “Consolidated EBITDA”, (viii) Investments made in cash during such fiscal year or portion to the extent permitted by Section 5.02(e)(ii) or 5.02(e)(xiii), and (ix) Restricted Payments (other than Restricted Payments made to the Company or any Restricted Subsidiary) made in cash during such fiscal year or period pursuant to Section 5.02(d)(iv), 5.02(d)(ix) or 5.02(d)(x).

“Exchange Act Report” means, collectively, the Form 10, the Annual Reports of the Company on Form 10-K, from time to time, and Quarterly Reports on Form 10-Q, from time to time, and Reports on Form 8-K of the Company filed with or furnished to the SEC from time to time.

“Excluded Assets” has the meaning set forth in the Collateral Agreement.

“Excluded Subsidiary” means (i) any Subsidiary that is not a wholly owned
Subsidiary of the Company, (ii) any Foreign Subsidiary, (iii) any Disregarded Domestic Person, (iv) any Subsidiary that is a direct or indirect Subsidiary of a Foreign Subsidiary or a Disregarded Domestic Person, (v) any Subsidiary that is prohibited or restricted by applicable law, regulation or by any Contractual Obligation existing on the Closing Date or on the date such Person becomes a Subsidiary (as long as such Contractual Obligation was not entered into in contemplation of such Person becoming a Subsidiary) from providing a guarantee of the Guaranteed Obligations or if such guarantee would require governmental (including regulatory) consent, approval, license or authorization unless such consent, approval, license or authorization has been received, (vi) any Subsidiary that is a not-for-profit organization, (vii) any Unrestricted Subsidiary, (viii) any other Restricted Subsidiary with respect to which, in the reasonable judgment of the Administrative Agent, the cost or other consequences of becoming a Guarantor shall be excessive in view of the benefits to be obtained by the Lenders therefrom and (ix) any SPV.

“Excluded Swap Obligation” means, with respect to any Loan Party, any obligation (a “Swap Obligation”) to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act, if, and to the extent that, all or a portion of the guarantee of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such

“Extended Advances” means any Advances in respect of which the Maturity Date is extended pursuant to Section 2.16.

“Extension” has the meaning set forth in Section 2.16(a).

“Extension Amendment” has the meaning set forth in Section 9.01.

“Extension Request” has the meaning set forth in Section 2.16(a).

“Facility” means the Revolving Facility, the Swing Line Sub-Facility, the Term Loan A Facilities, the Term Loan B Facility, a Replacement Facility or an Incremental Facility, if any, as applicable; provided that if the Maturity Date or Revolving Commitment Termination Date of some but less than all of the Commitments or Advances of any Facility shall be extended pursuant to Section 2.16, thereafter the Commitments and/or Advances of such Facility in respect of which such Maturity Date or Revolving Commitment Termination Date were extended shall constitute a separate Facility from the Commitments and/or Advances of such Facility in respect of which no such extension was effected.

“FATCA” means Sections 1471 through 1474 of the Code, as of the ~~date of this Agreement~~Closing Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.

“Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

“First Amendment” means that certain First Amendment to Credit Agreement, dated as of December 12, 2018, by and among the Company, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent.

“First Amendment Effective Date” means the date on which the conditions set forth in Section 5 of the First Amendment have been satisfied, which date is December 12, 2018.

“First Lien Intercreditor Agreement” means an intercreditor agreement in form and substance reasonably satisfactory to the Administrative Agent and the Company, among the Company, each Guarantor, the Administrative Agent and one or more collateral agents or representatives for the holders of Indebtedness issued or incurred

Agent or any Lender that are required to be paid by the Company pursuant hereto) or otherwise. Notwithstanding the foregoing, Obligations of any Guarantor shall in no event include any Excluded Swap Obligations of such Guarantor.

“Obligee Guarantor” has the meaning set forth in Section 7.07.

“Offered Amount” has the meaning set forth in Section 2.06(c)(iii)(D)(1).

“Offered Discount” has the meaning set forth in Section 2.06(c)(iii)(D)(1).

“Organizational Documents” means with respect to any Person (other than an individual), such Person’s Articles (Certificate) of Incorporation, or equivalent formation documents, and Regulations (Bylaws), or equivalent governing documents, and, in the case of any partnership or limited liability company, includes any partnership agreement, operating agreement or limited liability company agreements (as applicable) and any amendments to any of the foregoing.

“Original Credit Agreement” means the Credit Agreement, dated as of May 31, 2018, by and among the Company, the Lenders party thereto, the Guarantors party thereto, the Collateral Agent and the Administrative Agent, as amended, restated, amended and restated, supplemented or otherwise modified prior to the First Amendment Effective Date.

“Original Debt” has the meaning set forth in the definition of “Refinancing Debt”.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Advance or Loan Document).

“Other Secured Agreements” means the Secured Hedge Agreements and the agreements governing the Secured Letters of Credit and the Secured Cash Management Obligations.

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.17).

“Other Term Loan Advances” means Other Term Loan A Advances or Other Term Loan B Advances or both.

“Swap Obligation” has the meaning set forth in the definition of “Excluded Swap Obligation.”

“Swing Line Advance” means an advance under the Swing Line Sub-Facility made in U.S. Dollars as a Base Rate Advance pursuant to Section 2.01(b).

“Swing Line Bank” means any Lender or its Affiliate that agrees to serve as a Swing Line Bank and has provided the Company and the Administrative Agent evidence of its Swing Line Commitment, or any successor swing line lender hereunder.

“Swing Line Commitment” means, for each Swing Line Bank, such amount as shall be notified to the Administrative Agent and the Company.

“Swing    Line    Sub-Facility”    means    an    amount    equal    to    the    lesser of (a) $100,000,000 and (b) the aggregate amount of the Commitments under the Revolving Facility. The Swing Line Sub-Facility is part of, and not in addition to, the Revolving Facility.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments or other like charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Advance” means a Tranche A1 Advance, a Tranche A2 Advance, a Term Loan B Advance, an Incremental Term Loan A Advance, an Incremental Term Loan B Advance or a Replacement Advance in respect of any of the foregoing.

“Term Facility” means a Term Loan A Facility, the Term Loan B Facility, an Incremental Term Loan A Facility or Incremental Term Loan B Facility.

“Term Lender” means a Tranche A1 Lender, a Tranche A2 Lender, an Incremental Term Loan A Lender, a Term Loan B Lender, an Incremental Term Loan B Lender or a lender in respect of Replacement Advances that are Term Advances.

“Term Loan A Advance” means a Tranche A1 Advance, a Tranche A2 Advance or an Incremental Term Loan A Advance.

“Term Loan A Facilities” means the Tranche A1 Facility and the Tranche A2 Facility.
“Term Loan B Advance” means an advance made on pursuant to Section 2.01(d).
“Term Loan B Commitment” means, with respect to each Term Loan B Lender, the commitment, if any, of such Term Loan B Lender to make a Term Loan B Advance hereunder on the Closing Date or, if the Company so elects, the Merger Date. The initial aggregate amount of the Term Loan B Lenders’ Commitments ~~is~~on the Closing Date was $500,000,000.

“Term Loan B Facility” means the Term Loan B Facility provided hereunder.

“Term Loan B Lender” means a lender with a Term Loan B Commitment or Term Loan B Advance.

“Term Loan B Maturity Date” means May 31, 2025 or, if such date is not a Business Day, the first Business Day thereafter (unless such next Business Day is not in the same calendar month, in which case the next preceding Business Day).

“Term Loan B Repayment Date” means the last Business Day of each March, June, September and December, commencing with the last Business Day of the first full fiscal quarter ending after the Closing Date.

“Trade Date” has the meaning set forth in Section 9.07(b)(i)(B).

“Tranche A1 Advance” means an advance made pursuant to Section 2.01(c)(i).

“Tranche A1 Commitment” means, with respect to each Tranche A1 Lender, the commitment, if any, of such Tranche A1 Lender to make Tranche A1 Advances hereunder on the Closing Date and, if the Company so elects, the Merger Date. The initial aggregate amount of the Tranche A1 Lenders’ Commitments ~~is~~on the Closing Date was $350,000,000. The aggregate amount of the Tranche A1 Lenders’ Commitments on the First Amendment Effective Date was $322,000,000.

“Tranche A1 Facility” means the Tranche A1 Facility provided hereunder.

“Tranche A1 Lender” means a lender with a Tranche A1 Commitment or Tranche A1 Advance.

“Tranche A1 Maturity Date” means May 31, 2021 or, if such date is not a Business Day, the first Business Day thereafter (unless such next Business Day is not in the same calendar month, in which case the next preceding Business Day).

“Tranche A2 Advance” means an advance made, converted or continued pursuant to Section 2.01(c)(ii).

“Tranche A2 Commitment” means, with respect to each Tranche A2 Lender, the commitment, if any, of such Tranche A2 Lender to make a Tranche A2 Advance hereunder on the Closing Date and, if the Company so elects, the Merger Date. The initial aggregate amount of the Tranche A2 Lenders’ Commitments ~~is~~on the Closing Date was $1,650,000,000. The aggregate amount of the Tranche A2 Lenders’ Commitments on the First Amendment Effective Date was $1,608,375,000.

“Tranche A2 Facility” means the Tranche A2 Facility provided hereunder.

“Tranche A2 Lender” means a lender with a Tranche A2 Commitment or Tranche A2 Advance.

Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Company or any Restricted Subsidiary thereof at “fair value”, as defined therein and (ii) without giving effect to any treatment of Indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof.

Section 1.05    Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.

ARTICLE II

AMOUNTS AND TERMS OF THE ADVANCES

Section 2.01    The Advances.

(a)Revolving Facility. Each Revolving Lender of any Class severally agrees, on the terms and conditions hereinafter set forth, to make Revolving Loan Advances of such Class denominated in U.S. Dollars to the Company from time to time on any Business Day during the period from the Closing Date until the Revolving Commitment Termination Date of such Lender in respect of such Class in an amount not to exceed such Revolving Lender’s Unused Revolving Commitment; provided that the aggregate principal amount of all Revolving Loan Advances to be made on the Closing Date and the Merger Date shall not exceed
$100,000,000. Each Borrowing under the Revolving Facility shall be in an amount not less than the Borrowing Minimum or a Borrowing Multiple in excess thereof and shall consist of Revolving Loan Advances of the same Type and in the same currency made on the same day by the Revolving Lenders ratably according to their respective Revolving Commitments. Within the limits of each Revolving Lender’s Revolving Commitment of such Class, the Company may borrow under this Section 2.01(a), prepay pursuant to Section 2.06 and reborrow under this Section 2.01(a).

(a) Swing Line Advances. Each Swing Line Bank agrees, on the terms and conditions hereinafter set forth, to make Swing Line Advances denominated in U.S. Dollars to the Company from time to time on any Business Day during the period from the Closing Date until the Revolving Commitment Termination Date applicable to such Swing Line Bank (i) in an aggregate amount for each Swing Line Bank not to exceed at any time outstanding such Swing Line Bank’s Swing Line Commitment, (ii) in an aggregate amount for all Swing Line Banks not to exceed at any time outstanding the Swing Line Sub-Facility and (iii) in an amount for each Borrowing of Swing Line Advances not to exceed the Unused Revolving Commitments of the Revolving Lenders on such Business Day. No Swing Line Advance shall be used for the